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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 2, 2014

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5008 Airport Road, Roanoke, Virginia	24012
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (540) 362-4911

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.01 Completion of Acquisition or Disposal of Assets

On January 2, 2014, Advance Auto Parts, Inc., a Delaware corporation (“Advance”), completed the acquisition of General Parts International, Inc., a North Carolina corporation (“GPII”), pursuant to the previously announced Agreement and Plan of Merger, dated as of October 15, 2013 (the “Merger Agreement”), by and among Advance, Generator Purchase, Inc., a North Carolina corporation and a wholly-owned subsidiary of Advance (“Merger Sub”), GPII and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the representative of the GPII shareholders and optionholders.

Pursuant to the Merger Agreement, Merger Sub merged with and into GPII and GPII became a wholly-owned subsidiary of Advance (the “Merger”). The total transaction value is approximately $2.04 billion, based on enterprise value.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Merger, effective as of January 2, 2014, the size of Advance’s Board of Directors was increased from 9 members to 10 members and O. Temple Sloan III, formerly Director, President and Chief Executive Officer of GPII, was appointed as a member of Advance’s Board of Directors and to the Finance Committee of Advance’s Board of Directors. Mr. Sloan was also appointed to be an executive officer of Advance and will remain GPII’s President.

Effective as of January 2, 2014, Jill A. Livesay, who was previously Advance’s Senior Vice President, Controller, was elected to the position of Senior Vice President, Controller and Chief Accounting Officer (principal accounting officer). Ms. Livesay will continue to report to Michael A. Norona, Advance’s Executive Vice President, Chief Financial Officer and Assistant Secretary. The information required by Items 401(b), (d), (e) and Item 404(a) of Regulation S-K with respect to Ms. Livesay was included in Advance’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 18, 2013 and is incorporated herein by reference.

In addition, on January 6, 2014, the Compensation Committee approved bonuses in an aggregate amount of $1,520,000, to be allocated among certain executive officers and employees of Advance, including Mr. Norona and Ms. Livesay, for such officers’ and employees’ extraordinary efforts in connection with the Merger.

Item 8.01 Other Events.

On January 2, 2014, Advance issued a press release announcing the completion of the Merger. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits

(a) Financial statements of business acquired

The financial information required by Item 9.01(a) was previously reported in the Current Report on Form 8-K/A filed by Advance on November 25, 2013 and is incorporated by reference herein.

(b) Pro forma financial information

The pro forma financial information required by Item 9.01(b) was previously reported in the Current Report on Form 8-K/A filed by Advance on November 25, 2013 and is incorporated by reference herein.

(d) Exhibits.

Exhibit Number	Description of Exhibit

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm.

99.1	Press Release of Advance Auto Parts, Inc., dated January 2, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date: January 7, 2014	/s/ Michael A. Norona
(Signature)*
Michael A. Norona
Executive Vice President and Chief Financial Officer
* Print name and title of the signing officer under his signature.

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm.

99.1	Press Release of Advance Auto Parts, Inc., dated January 2, 2014.